EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

OPERATING REVENUES:
Gas utility	$144.0	$132.0	$436.8	$413.1
Electric utility	141.8	147.7	273.8	289.8
Nonutility	344.9	254.0	544.5	415.5
Total operating revenues	630.7	533.7	1,255.1	1,118.4

OPERATING EXPENSES:
Cost of gas sold	37.2	34.0	150.1	145.5
Cost of fuel & purchased power	43.6	45.2	84.7	89.4
Cost of nonutility revenues	120.4	82.9	182.2	138.2
Other operating	274.5	229.7	498.8	430.7
Depreciation & amortization	68.3	64.1	136.1	128.0
Taxes other than income taxes	13.9	13.9	29.1	31.5
Total operating expenses	557.9	469.8	1,081.0	963.3

OPERATING INCOME	72.8	63.9	174.1	155.1

OTHER INCOME:
Equity in earnings (losses) of unconsolidated affiliates	(0.3)	0.1	(0.8)	(0.2)
Other income - net	8.3	7.8	16.3	14.5
Total other income	8.0	7.9	15.5	14.3

INTEREST EXPENSE	21.4	21.3	42.7	43.3

INCOME BEFORE INCOME TAXES	59.4	50.5	146.9	126.1

INCOME TAXES	21.8	18.2	54.0	45.5

NET INCOME	$37.6	$32.3	$92.9	$80.6

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	82.9	82.8	82.9	82.8
DILUTED COMMON SHARES OUTSTANDING	83.0	82.8	83.0	82.8

BASIC AND DILUTED EARNINGS PER SHARE OF COMMON STOCK	$0.45	$0.39	$1.12	$0.97

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

OPERATING REVENUES:
Gas utility	$144.0	$132.0	$436.8	$413.1
Electric utility	141.8	147.7	273.8	289.8
Other	0.1	0.1	0.1	0.2
Total operating revenues	285.9	279.8	710.7	703.1

OPERATING EXPENSES:
Cost of gas sold	37.2	34.0	150.1	145.5
Cost of fuel & purchased power	43.6	45.2	84.7	89.4
Other operating	84.4	81.3	170.0	171.4
Depreciation & amortization	57.9	54.0	115.3	107.6
Taxes other than income taxes	13.1	13.1	27.5	30.2
Total operating expenses	236.2	227.6	547.6	544.1

OPERATING INCOME	49.7	52.2	163.1	159.0

OTHER INCOME - NET	7.8	7.0	14.9	13.3

INTEREST EXPENSE	17.6	17.5	35.2	35.0

INCOME BEFORE INCOME TAXES	39.9	41.7	142.8	137.3

INCOME TAXES	14.4	15.4	51.4	49.9

NET INCOME	$25.5	$26.3	$91.4	$87.4

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	June 30,	December 31,
	2017	2016

ASSETS
Current Assets
Cash & cash equivalents	$11.0	$68.6
Accounts receivable - less reserves of $6.0 &
$6.0, respectively	225.3	225.3
Accrued unbilled revenues	115.4	172.4
Inventories	118.6	129.9
Recoverable fuel & natural gas costs	32.1	29.9
Prepayments & other current assets	57.2	52.7
Total current assets	559.6	678.8

Utility Plant
Original cost	6,757.5	6,545.4
Less: accumulated depreciation & amortization	2,654.9	2,562.5
Net utility plant	4,102.6	3,982.9

Investments in unconsolidated affiliates	20.1	20.4
Other utility & corporate investments	41.5	34.1
Other nonutility investments	15.4	16.1
Nonutility plant - net	454.4	423.9
Goodwill	293.5	293.5
Regulatory assets	345.8	308.8
Other assets	38.6	42.2
TOTAL ASSETS	$5,871.5	$5,800.7

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$233.2	$302.2
Accrued liabilities	200.9	207.7
Short-term borrowings	246.2	194.4
Current maturities of long-term debt	124.1	124.1
Total current liabilities	804.4	828.4

Long-term Debt - Net of Current Maturities	1,590.4	1,589.9

Deferred Credits & Other Liabilities
Deferred income taxes	961.5	905.7
Regulatory liabilities	469.4	453.7
Deferred credits & other liabilities	251.0	254.9
Total deferred credits & other liabilities	1,681.9	1,614.3

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
83.0 & 82.9, respectively	733.2	729.8
Retained earnings	1,062.9	1,039.6
Accumulated other comprehensive (loss)	(1.3)	(1.3)
Total common shareholders' equity	1,794.8	1,768.1
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,871.5	$5,800.7

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Six Months Ended
	June 30,
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$92.9	$80.6
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	136.1	128.0
Deferred income taxes & investment tax credits	53.4	48.9
Provision for uncollectible accounts	3.1	4.1
Expense portion of pension & postretirement benefit cost	3.4	1.9
Other non-cash items - net	5.5	4.0
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	53.9	93.4
Inventories	11.3	5.9
Recoverable/refundable fuel & natural gas costs	(2.2)	(26.3)
Prepayments & other current assets	(3.8)	18.8
Accounts payable, including to affiliated companies	(69.9)	(23.6)
Accrued liabilities	(6.4)	(13.1)
Employer contributions to pension & postretirement plans	(2.2)	(17.1)
Changes in noncurrent assets	(13.5)	(17.5)
Changes in noncurrent liabilities	(9.8)	5.3
Net cash provided by operating activities	251.8	293.3

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from dividend reinvestment plan & other common stock issuances	3.1	3.0
Requirements for:
Dividends on common stock	(69.6)	(66.3)
Retirement of long-term debt	—	(73.0)
Net change in short-term borrowings	51.8	30.7
Net cash used in financing activities	(14.7)	(105.6)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets	1.3	1.4
Requirements for:
Capital expenditures, excluding AFUDC equity	(293.5)	(248.0)
Other costs	(3.4)	—
Changes in restricted cash	0.9	0.1
Net cash used in investing activities	(294.7)	(246.5)

Net change in cash & cash equivalents	(57.6)	(58.8)
Cash & cash equivalents at beginning of period	68.6	74.7
Cash & cash equivalents at end of period	$11.0	$15.9

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$7.0	$4.7	$54.9	$45.1
Electric Utility Services	15.9	19.2	29.6	35.8
Other Operations	2.6	2.4	6.9	6.5
Total Utility Group	25.5	26.3	91.4	87.4

Nonutility Group
Infrastructure Services	11.4	4.2	2.1	(8.4)
Energy Services	1.1	2.3	—	2.5
Other Businesses	(0.3)	—	(0.4)	(0.3)
Nonutility Group	12.2	6.5	1.7	(6.2)

Corporate and Other	(0.1)	(0.5)	(0.2)	(0.6)

Vectren Consolidated	$37.6	$32.3	$92.9	$80.6

EARNINGS PER SHARE: (*)
Utility Group	$0.31	$0.32	$1.10	$1.06
Nonutility Group	0.15	0.08	0.02	(0.08)
Corporate and Other	—	(0.01)	—	(0.01)

Reported EPS	$0.45	$0.39	$1.12	$0.97

(*) EPS calculated at segment and Consolidated level; segments do not foot in the quarter.

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

GAS UTILITY (Millions):
Residential Margin	$65.9	$61.0	$171.8	$160.0
Commercial Margin	15.4	14.3	48.8	45.2
Industrial Margin	16.1	14.1	37.2	33.1
Other Margin	2.2	1.5	5.0	4.3
Regulatory Expense Recovery Mechanisms	7.2	7.1	23.9	25.0
Total Gas Utility Margin	106.8	98.0	286.7	267.6
Cost of Gas Sold	37.2	34.0	150.1	145.5
Total Gas Utility Revenue	$144.0	$132.0	$436.8	$413.1

GAS SOLD & TRANSPORTED (MMDth):
Residential	7.0	8.5	36.8	41.2
Commercial	3.5	3.9	16.5	18.1
Industrial	26.9	29.9	61.8	65.8
	37.4	42.3	115.1	125.1

AVERAGE GAS CUSTOMERS
Residential	934,827	927,508	938,080	930,094
Commercial	85,445	85,271	85,834	85,585
Industrial	1,744	1,726	1,741	1,726
	1,022,016	1,014,505	1,025,655	1,017,405

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)			89%	98%
Heating Degree Days (Indiana)			81%	91%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

ELECTRIC UTILITY (Millions):
Residential Margin	$36.2	$36.2	$69.5	$71.4
Commercial Margin	26.8	27.4	51.1	52.1
Industrial Margin	23.8	28.2	46.8	54.2
Other Margin	0.9	0.8	1.9	2.1
Regulatory Expense Recovery Mechanisms	2.5	3.0	4.8	7.1
Wholesale and Transmission	8.0	6.9	15.0	13.5
Total Electric Utility Margin	98.2	102.5	189.1	200.4
Cost of Fuel & Purchased Power	43.6	45.2	84.7	89.4
Total Electric Utility Revenue	$141.8	$147.7	$273.8	$289.8

ELECTRICITY SOLD (GWh):
Residential	321.1	319.7	637.3	664.5
Commercial	324.2	333.2	609.0	628.1
Industrial	521.4	700.2	1,012.9	1,354.4
Other Sales - Street Lighting	4.9	5.3	10.9	11.4
Total Retail	1,171.6	1,358.4	2,270.1	2,658.4
Wholesale	160.4	26.8	239.2	36.3
	1,332.0	1,385.2	2,509.3	2,694.7

AVERAGE ELECTRIC CUSTOMERS
Residential	126,302	125,501	126,274	125,533
Commercial	18,637	18,530	18,618	18,514
Industrial	113	112	113	113
Other	40	39	40	39
	145,092	144,182	145,045	144,199

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	108%	104%	108%	104%
Heating Degree Days (Indiana)			81%	91%